LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 21, 2010

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2009 OF

LEGG MASON WESTERN ASSET

NEW YORK MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated July 29, 2009, as amended on November 25, 2009, as supplemented on March 12, 2010, March 19, 2010 and May 21, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated July 29, 2009, as amended on December 18, 2009, as supplemented on March 12, 2010 and May 21, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2009, are incorporated by reference into this Summary Prospectus.

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